                                                                    Exhibit 4.14


                       COMPANY PATENT SECURITY AGREEMENT

                   PATENT SECURITY AGREEMENT, dated as of November 30, 2001, made by REVLON CONSUMER PRODUCTS CORPORATION (the "Grantor"), in favor of Wilmington Trust Company, as collateral agent (in such capacity and as further defined below, the "Note Collateral Agent") for holders of the Note Obligations.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                   WHEREAS, the Grantor and Wilmington Trust Company, as trustee (in such capacity, the "Trustee"), are parties to the Indenture dated as of November 26, 2001 among the Company, the guarantors identified on the signature pages thereto and Wilmington Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "Indenture"), providing for the issuance of the Grantor's 12% Senior Secured Notes Due 2005 (the "Notes");

                   WHEREAS, the Grantor is a party to the Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Grantor, the local borrowing subsidiaries party thereto, the financial institutions party thereto, JPMorgan Chase Bank ("Chase"), as administrative agent (in such capacity, the "Bank Agent"), the other agents party thereto and the arranger party thereto;

                   WHEREAS, (i) to secure the Bank Obligations (as defined below), the Pledgor has granted to the Administrative Agent (as defined below), for the benefit of the holders of the Bank Obligations, a first priority security interest in the Collateral (as defined below) (the "First Pledge Lien") and (ii) to secure the Note Obligations (as defined below) the Pledgor now intends hereby to grant to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a second priority security interest in the Collateral (it being understood that the relative rights and priorities of the grantees in respect of the Collateral are governed by the Collateral Agency Agreement referred to herein); and

                   WHEREAS, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof, in favor of the Note Collateral Agent, for the benefit of the holders of the Note Obligations (as amended, supplemented or otherwise modified from time to time, the "Company Security Agreement").

                   NOW, THEREFORE, the Grantor agrees for the benefit of the holders of the Note Obligations as follows:

                  1.  Defined Terms

                   (a) Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Company Security Agreement.

                   (b) Other Definitional Provisions. (i) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                   (ii) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                   2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Note Obligations, the Grantor hereby grants to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Patent Collateral"):

                  (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule 1 attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the "Patents"); provided that, for purposes hereof, the term "Patents" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof;

                  (b) all license agreements with any other Person in connection with any of the Patents of the Grantor, or such other Person's patents, whether the Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule 2 to the Company Security Agreement, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to the grant of a security interest (the "Patent Licenses"); provided that, for purposes hereof, the term "Patent Licenses" shall not include those rights which are not created by, or do not arise or exist under, the laws of the United States or any State or political subdivision thereof; and

                   (c) to the extent not otherwise included, all Proceeds (including, to the extent not otherwise included therein, cash) and products of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the Patent Collateral described herein shall constitute collateral security only for those Note Obligations with respect to which the Proceeds of such Patent Collateral are applied pursuant to Section 4.2(b) (or, if applicable, 4.8) and 4.2(e) of the Collateral Agency Agreement and the Lien and security interest provided hereby shall encumber the Patent Collateral only to the extent of such Note Obligations.

                   3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of recording the security interest of the Note Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, under the Company Security Agreement. The Company Security Agreement (and all rights and remedies of the Note Collateral Agent and the holders of the Note Obligations thereunder) shall remain in full force and effect in accordance with its terms.

                   4. Release of Collateral and Termination. The Note Collateral Agent shall release the Patent Collateral from the Lien created hereby, and this Agreement and all obligations of the Note Collateral Agent and the Grantor hereunder shall terminate, in accordance with the provisions of Sections 8 and 10.6 of the Collateral Agency Agreement.

                   5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Note Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Company Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                   6. Note Obligation Document, etc. This Agreement is a Note Obligation Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

                   7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                            REVLON CONSUMER PRODUCTS CORPORATION


                                            By:      /s/ Michael T. Sheehan
                                               ----------------------------
                                            Title: Vice-President

SCHEDULE I


1.       Patents

  Docket      Patent No.         Grant Date    Title
  ------      ----------         ----------    -----
99-24A        6,315,989           11/13/01     Water in Oil Microemulsion
                                               Peroxide Compositions

99-44         6,306,182           10/23/01     Polymeric Dye Compounds

99-36         6,299,890            10/9/01     Make-up Compositions

97-30         6,277,358            8/21/01     Cosmetic Compositions Containing
                                               Cross Linkable Polymers

94-18D5       6,274,152            8/14/01     Cosmetic compositions


99-9          6,241,411             6/5/01     Mascara Brush, Container and
                                               Method

98-11         6,235,297            5/22/01     Methods for Treating Skin With 3-
                                               Hydroxy Benzoic Acid

99-24B        6,238,653            5/29/01     Liquid Crystalline Peroxide
                                               Compositions

99-6          6,214,329            4/10/01     Mascara Composition & Method for
                                               Curling Lashes

00-1          6,199,559            3/13/01     Hermetic Compact


97-24         6,197,319             3/6/01     Cosmetic Compositions Containing
                                               Polysaccharide/Protein Complexes

98-48         6,174,099            1/16/01     Device for Applying Liquid
                                               Cosmetic Products

98-51cip      6,171,581             1/9/01     Water and Oil Emulsion Solid
                                               Antiperspirant/Deodorant
                                               Composition

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
99-34        6,168,024         1/2/01    Cosmetic Pencil and Case

97-23        6,162,421       12/19/00    Pigmented Water in Oil Emulsion
                                         Cosmetic Sticks

96-3A        6,153,206       11/28/00    Cosmetic Compositions

94-23d2      6,143,283        11/7/00    Glossy Transfer Resistant Cosmetic
                                         Compositions

98-4         6,143,286        11/7/00    Method for Improving the Fade
                                         Resistance of Hair and Related
                                         Compositions

98-16d1      6,139,880       10/31/00    Gel Cosmetic Compositions

97-25        6,132,737       10/17/00    Method for Reducing Sunburn Cell
                                         Formation With Cosmetic
                                         Compositions Containing Ascorbic
                                         Acid

97-50        6,116,801        9/12/00    Product Dispenser & Holder

99-20        6,103,250        8/15/00    Anhydrous Compositions Containing
                                         Emulsifying Siloxane Elastomer

98-17        6,106,818        8/22/00    Method for Removing Dead Surface
                                         Cells, Dirt, Oil, and Blackheads from
                                         Skin and Related Compositions and
                                         Articles

97-41        6,086,859        7/11/00    Method for Treating Chapped Lips

96-20        6,080,390        6/27/00    Moisturizing Cosmetic Stick
                                         Compositions

96-3C        6,066,313        5/23/00    Cosmetic Compositions

97-40        6,047,710        4/11/00    Hermetic Compact Case

                                                                               7
Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
95-35d2      6,045,782          4/4/00   Transfer Resistant Cosmetic
                                         Compositions With Semi-Matte Finish

98-23        6,042,815         3/28/00   Water and Oil Solid Cosmetic
                                         Compositions

96-15 d1     6,036,947         3/21/00   Transfer Resistant High Lustre
                                         Cosmetic Compositions

94-23 d1     6,033,650          3/7/00   Glossy Transfer Resistant Cosmetic
                                         Compositions

98-16        6,033,651          3/7/00   Gel Cosmetic Compositions


97-29        5,993,837        11/30/99   Compositions for Application to
                                         Keratinous Substrates and a Method
                                         For Strengthening Such Substrates

97-4         5,989,533        11/23/99   Hair Conditioning Compositions
                                         Containing Alpha or Beta Hydroxy
                                         Acid Esters

94-18 div 3  5,985,298        11/16/99   Cosmetic Compositions

98-21        5,970,990        10/21/99   Cosmetic Container With Applicator
                                         and Comb (jointly owned by Revlon
                                         Consumer Products Corporation and
                                         Bridgeport Metal Goods
                                         Manufacturing Corporation)

96-26        5,970,989        10/26/99   Makeup Kit

94-18 div 1  5,965,112        10/12/99   Cosmetic Compositions

95-35 div 1  5,945,092         8/31/99   Transfer Resistant Cosmetic
                                         Compositions With Semi-Matte Finish

96-11 div 1  5,925,366         7/20/99   Nail Strengthening Compositions and
                                         Method For Strengthening Nails

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
94-18d2      5,911,974         6/15/99   Cosmetic Compositions

94-23        5,849,275        12/15/98   Glossy Transfer Resistant Cosmetic
                                         Compositions

96-10        5,843,193         12/1/98   Hair Dye Compositions and Process

96-15        5,837,223        11/17/98   Transfer Resistant High Lustre
                                         Cosmetic Stick Compositions

97-13A       5,829,901         11/3/98   Container For Cosmetic Stick

97-13B       5,829,900         11/3/98   Container For Cosmetic Stick (jointly
                                         owned by RCPC and Monroe Adler
                                         Cochran

94-18        5,800,816          9/1/98   Cosmetic Compositions

96-11        5,785,959         7/28/98   Nail Strengthening Compositions and
                                         a Method For Strengthening Nails

95-8         5,772,988         6/30/98   Nail Enamel Compositions From
                                         Acetoacetoxy Methacrylate
                                         Copolymer

95-35         5,725,845        3/10/98   Transfer Resistant Cosmetic Stick
                                         Compositions With Semi-Matte Finish

95-5          5,611,361        3/18/97   Mascara Application System

94-21         5,607,665         3/4/97   Nail Enamel Compositions Containing
                                         Silicone Glycol Copolymers

94-14         5,599,530         2/4/97   Surface Treated Pigments

92-16         5,505,937         4/9/96   Cosmetic Compositions With
                                         Improved Transfer Resistance

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
94-4          5,449,519      9/12/95     Cosmetic Compositions Having
                                         Keratolytic and Anti-Acne Activity

91-3cip       5,443,855      8/22/95     Cosmetics and Pharmaceuticals
                                         Containing Extensins and Related
                                         Methods

93-6          5,407,668      4/18/95     Clear Deodorant Stick Compositions

93-8          5,391,368      2/21/95     Hair Styling Shampoos

93-2          5,389,363      2/14/95     Cosmetic Compositions For
                                         Lengthening, Coloring and Curling
                                         Eyelashes

92-15         5,374,420     12/20/94     Hair Setting Compositions

89-10         5,360,281      11/1/94     Cosmetic Pencil and Method for
                                         Making Same

92-7          5,306,489      4/26/94     Hair Care Compositions Containing
                                         N-Alkoxyalkylamides

90-30 d1      5,271,934     12/21/93     Encapsulated Antiperspirant Salts and
                                         Deodorant Antiperspirants

89-59D        5,227,155      7/13/93     Nail Enamels Containing Glyceryl,
                                         Glycol, or Citrate Esters

89-59C        5,225,185       7/6/93     Nail Enamels Containing Glyceryl,
                                         Glycol, or Citrate Esters

90-30         5,194,262      3/16/93     Encapsulated Antiperspirant Salts and
                                         Deodorant Antiperspirants

89-68         5,176,903       1/5/93     Antiperspirant/Deodorant Containing
                                         Microcapsules

89-59B        5,145,671       9/8/92     Nail Enamels Containing Glyceryl,
                                         Glycol, or Citrate Esters

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
89-59A       5,145,670         9/8/92    Nail Enamels Containing Glyceryl,
                                         Glycol, or Citrate Esters

85-12        5,143,722         9/1/92    Cosmetic Makeup Compositions
                                         Comprising Water-In-Oil Emulsions
                                         Containing Pigments

90-19        5,106,838        4/21/92    Cosmetic Powder Compositions

88-35        5,139,570        8/18/92    Nail Stain Remover

88-25A       5,093,110         3/3/92    Polymer Supported Cosmetic Products
                                         and Methods

86-10A       5,084,270        1/28/92    Cosmetic Compositions Containing
                                         N-alkoxyalkylamides

89-14        5,073,364       12/17/91    Pressed Powder Cosmetic Product

88-1         5,069,898        12/3/91    Hair Enrichment Composition &
                                         Method of Use

88-25B       5,066,486       11/19/91    Method For Preparing Cosmetic
                                         Products and the Products Obtained
                                         Thereby

86-12        5,066,485       11/19/91    Cosmetic Compositions Comprising
                                         Oil-In-Water Emulsion Containing
                                         Pigment

89-59        5,066,484       11/19/91    Nail Enamels Containing Glyceryl,
                                         Glycol or Citrate Esters

89-55        5,065,875       11/19/91    Composite Containers

88-33        5,063,050        11/5/91    Tabletted Powder Cosmetics

88-14        5,049,376        9/17/91    Cosmetic Powder Bar Composition
                                         and Process For Making Same

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
89-19        5,034,216         7/23/91   Anhydrous Cosmetic Products
                                         Containing a Particular Gel Phase

89-12        5,030,446          7/9/91   Oil and Talc Free Cosmetic Powder
                                         Composition

88-31        5,023,075         6/11/91   Microfine Cosmetic Powder
                                         Comprising Polymers, Silicone, and
                                         Lecithin

89-71        4,988,503         1/29/91   Oil-In-Water Emulsions For
                                         Foundation Makeup Compositions

88-24        4,978,524        12/18/90   Glossy Cosmetic Product and Method
                                         of Producing Same

88-25        4,938,952          7/3/90   Polymer Supported Cosmetic Products
                                         and Methods

83-24B       4,867,965         9/19/89   Fatty Acid Diesters

83-8         4,832,944         5/23/89   Nail Enamel Containing Silicone
                                         Coated Pigments

83-3B        4,578,266         3/25/86   Silicone Based Cosmetic Products
                                         Containing Pigment

83-3A        4,574,082          3/4/86   One Phase Silicone Based Cosmetic
                                         Products Containing Wax

83-24        4,567,037         1/28/86   Fatty Acid Diesters

84-4         4,526,781          7/2/85   Hair Care Compositions

99-D-16      D447,867          9/18/01   Cosmetic Bag

00-D-3       D448,121          9/18/01   Lipstick Case

99-D-6       D443,104          5/29/01   Cosmetic Pencil & Case

99-D-10      D441,199           5/1/01   Mascara Brush

99-D-2       D434,656          12/5/00   Lid for Cosmetic Container

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
99-D-12       D436,225       1/9/01      Cosmetic Applicator

99-D-17       D438,375       3/6/01      Cosmetic Bag

00-D-1        D434,184     11/21/00      Hair Accessory

99-D-5        D431,323      9/26/00      Cosmetic Container with Mirror

97-D-7          H1,855       8/1/00      Compact Case (Statutory Invention
                                         Registration)

95-38         D428,737       8/1/00      Cosmetic Display and Tester

99-D-3        D427,059      6/27/00      Cosmetic Container

98-D-18       D426,028      5/30/00      Mascara Container

98-D-16       D425,668      5/23/00      Mascara Container

99-D-4        D425,257      5/16/00      Cosmetic Container

98-D-15       D423,145      4/18/00      Cosmetic Container

98-D-11       D423,140      4/18/00      Pore Cleansing Strip

99-D-1        D422,215       4/4/00      Lid for Cosmetic Container

98-D-13A      D421,156      2/22/00      Cosmetic Container With Color Chip

98-D-13B      D420,767      2/18/00      Cosmetic Container With Color Chip

98-D-14B      D420,766      2/15/00      Cosmetic Container With Color Chip

98-D-17       D420,768      2/15/00      Cosmetic Container

98-D-14B      D420,466       2/8/00      Cosmetic Container With Color Chip

98-D-19A      D420,171       2/1/00      Nail Buffer With Side Panels

99-D-19B      D418,632       1/4/00      Nail Buffer With Numbered Side
                                         Panels

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
96-D-19       D409,800         5/11/99   Mascara Container

97-D-9        D408,591         4/20/99   Compact Case

97-D-4        D408,590         4/20/99   Compact Case

96-24         D408,592         4/20/99   Cosmetic Dispenser

98-D-10B      D405,716         2/16/99   Star Ornament

98-D-10A      D405,717         2/16/99   Star Ornament

98-12         D405,614         2/16/99   Brush For Applying Hair Products

97-D-8        D403,470         12/19/98  Compact Case

97-D-2        D398,079           9/8/98  Compact Case

97-D-5        D396,329          7/21/98  Compact Case

95-D-14       D394,131           5/5/98  Compact Case

96-D-9        D394,129           5/5/98  Nail File

96-D-4        D393,932          4/28/98  Toenail Clipper

95-D-15       D392,773          3/24/98  Compact Case

96-D-17       D392,419          3/17/98  Fingernail Clipper

96-D-5        D391,678           3/3/98  Clipper Catcher

97-D-1        D390,117           2/3/98  Combined Fragrance Container and Cap

96-D-8        D383,959          9/23/97  Scissor

95-D-18       D387,257          12/9/97  Scissor

95-D-19       D386,808         11/25/97  Tweezer

96-D-6        D386,054         11/11/97  Cuticle Nipper

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
96-D-3        D385,793         11/4/97   Combined Container and Cap

96-D-1        D385,195        10/21/97   Container

95-D-13       D382,669         8/19/97   Compact Case

95-D-16       D379,764         6/10/97   Container

95-D-1        D371,067         6/25/96   Perfume Bottle With Lid

              D364,006         11/7/95   Lipstick Container

93-D-4        D360,486         7/18/95   Mascara Container

94-D-2        D357,416         4/18/95   Container

92-D-3        D349,176         7/26/94   Makeup Container

91-D-1(a)     D341,257        11/16/93   Hairbrush Back and Handle Unit

              D341,255        11/16/93   Combined Nail Enamel Stem and Brush

91-D-3(b)     D339,292         9/14/93   Combined Bottle and Closure

91-D-3(a)     D339,294         9/14/93   Combined Bottle and Closure

91-D-1(b)     D337,437         7/20/93   Hairbrush Handle

91-D-1(c)     D334,844         4/20/93   Hairbrush Handle

89-D-13       D333,573          3/2/93   Nail Enamel Brush

90-D-17       D333,535         2/23/93   Cosmetic Compact

90-D-6        D331,644         12/8/92   Nail File

90-D-7        D331,643         12/8/92   Nail File

              D331,127        11/17/92   Cuticle Pushing Implement

90-D-10       D330,608        10/27/92   Cuticle Trimming and Scraping
                                         Implement

                                                                              15
Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
90-D-8       D330,607         10/27/92   Cuticle Trimmer

             D330,598         10/27/92   Ampule

90-D-4       D328,653          8/11/92   Nail Buffer

90-D-5       D328,652          8/11/92   Nail Manicuring Implement

90-D-15      D325,340          4/14/92   Combined Bottle and Closures With
                                         Nested Vial

90-D-14      D325,341          4/14/92   Combined Bottle and Closures With
                                         Nested Ampule

90-D-22      D325,342         4/14/92    Combined Bottle and Cap With Nested
                                         Vial

89-D-1       D320,469         10/1/91    Combined Product and Transparent
                                         Container Therefor

88-D-7       D320,671         10/8/91    Cosmetic Mascara Product and
                                         Transparent Container Therefor

             D324,174         2/25/92    Combined Bottle and Closure

89-D-24      D319,180         8/20/91    Combined Bottle and Ampule

89-D-23      D319,181         8/20/91    Combined Bottle and Ampule

89-D-25      D319,182         8/20/91    Combined Bottle and Ampule

89-D-14      D318,794         8/6/91     Combined Bottle and Cap

87-D-4       D318,191         7/16/91    Test Sample Dispenser

89-D-26      D318,009         7/9/91     Combined Bottle and Closure

89-D-15      D317,863         7/2/91     Combined Bottle and Cap

87-D-2       D316,961         5/21/91    Combined Cosmetic Product and
                                         Container Therefor

                                                                              16
Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
89-D-6       D316,667           5/7/91   Spray Dispenser

88-D-8       D314,450           2/5/91   Cosmetic Sampler Tear Tab

89-D-3       D314,447           2/5/91   Compact Case

89-D-4       D314,446           2/5/91   Compact Case

89-D-16      D314,134          1/29/91   Spray Bottle

87-D-6A      D313,746          1/15/91   Cosmetic Container

             D312,768         12/11/90   Bottle

87-D-8       D312,396         11/27/90   Combined Bottle and Cap

87-D-7       D312,570          12/4/90   Combined Bottle and Cap

88-D-1       D310,917          10/2/90   Combined Brush and Powder Dispenser

88-D-2       D310,918          10/2/90   Combined Brush and Powder Dispenser

87-D-8       D307,335          4/17/90   Cosmetic Cake

87-D-5       D307,331          4/17/90   Applicator For Cosmetic Product

89-D-5       D307,214          4/17/90   Combined Key Ring and Container

83-D-3A      D303,884         10/10/89   Display Stand

88-D-2A      D303,880         10/10/89   Combined Display and Dispenser Rack

86-D-1       D302,113          7/11/89   Combined Dispensing Container and Cap

86-D-2       D299,597          1/31/89   Combined Display and Dispenser Rack

             D294,804          3/22/88   Bottle


2.       Applications

94-18d4    09/334,844          6/16/99   Cosmetic Compositions

                                                                              17
Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
96-3B         09/765,703       1/22/01   Cosmetic Compositions

96-9 div 1    09/768,819       1/25/01   Compositions Containing Stabilized
                                         Ascorbic Acid and Related Methods

96-14         09/277,157       3/26/99   Cosmetic Stick Compositions
                                         Containing Polyolefin Elastomers

98-19         09/086,462       5/29/98   Cosmetic Stick Compositions With
                                         Improved Application

98-22         09/768,485       1/25/01   Compositions and Methods For
                                         Coloring Hair

98-20         09/298,895       4/26/99   Color Cosmetic Compositions
                                         Containing Organic Oil and Silicone
                                         Mixture

99-10         09/332,863       6/15/99   One Step Method For Simultaneously
                                         Coloring and Highlighting Hair

99-39         09/534,436       3/24/00   Cosmetic Application and Mixing
                                         System

99-23         09/506,772       2/18/00   Dispenser For Fluid Materials

99-46         09/522,543       3/10/00   Method for Coloring Hair With
                                         Removable Hair Color

99-38         60/190,066       3/17/00   Article For Storing and Dispensing
                                         Cosmetic Product

              (09/810,136)     3/16/01

99-41         09/567,460        5/8/00   Mascara Brush, Container & Method

99-25         09/564,448        5/4/00   Cosmetic Compositions Containing
                                         Film Forming Polymers Plasticized
                                         with Esters of Malic Acid

98-25         60/202,106        5/4/00   Nail Enamel Compositions, Related
                                         Methods, and a Two

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
            (09/843,000)       4/26/01   Component Kit for Painting the Nails

99-40        09/571,941        5/16/00   Brush for Applying Liquid Cosmetic
                                         Products

00-25        60/212,269        6/19/00   Promelatonin

94-8         09/640,266         8/17/0   Gelled Remover Compositions

00-26        09/727,867        12/4/00   Lipstick Container

00-5         09/733,689       12/11/00   Cosmetic Applicator for Fluid
                                         Material

00-27        09/755,250         1/8/01   Method for Improving Integrity of
                                         Cosmetic Films

00-29        09/774,890         2/1/01   Silicone Based Hair Bleach

01-3         60/271,849        2/27/01   Method for Improving Properties of
                                         Transfer Resistant Lip Compositions

00-37        09/810,134        3/16/01   Cosmetic Compositions for Reducing
                                         Shiny Appearance of Oily Skin

00-38        09/852,982        5/10/01   Method and Compositions for
                                         Coloring Hair

01-2         09/860,749        5/18/01   Long Wearing Compositions for
                                         Making Eyes, Skin, and Lips

01-6         09/866,960        5/29/01   Long Wearing Emulsion
                                         Compositions for Making up Eyes and
                                         Skin

01-11        09/915,410        7/26/01   Stabilized Aqueous Acidic
                                         Antiperspirant Compositions

01-15        09/916,362        7/27/01   Long Wearing Makeup Compositions

Docket       Patent No.     Grant Date   Title
------       ----------     ----------   -----
97-30 div 1  09/907,559       5/10/01    Cosmetic Compositions Containing
                                         Cross-linkable Polymers

01-13        09/953,758       9/17/01    Anyhydrous Cosmetic Compositions
                                         Containing Mushroom Extract

00-D-2       29/120,519       3/20/00    Cosmetic Bag